LORD ABBETT SECURITIES TRUST

Lord Abbett Micro Cap Growth Fund

Supplement dated July 24, 2013 to the

Prospectus dated March 1, 2013

The following replaces the subsection titled “Management – Portfolio Managers” on page 58 of the prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
F. Thomas O’Halloran, Partner and Director	2006
Anthony W. Hipple, Portfolio Manager	2006
Arthur K. Weise, Partner and Portfolio Manager	2007

The following replaces the subsection titled “Management and Organization of the Funds – Portfolio Managers – Micro Cap Growth Fund” on page 119 of the prospectus:

Micro Cap Growth Fund. F. Thomas O’Halloran, Partner and Director, heads the team. Mr. O’Halloran joined Lord Abbett in 2001 and has been a member of the team since 2006. Assisting Mr. O’Halloran are Anthony W. Hipple, Portfolio Manager, who joined Lord Abbett in 2002 and has been a member of the team since 2006, and Arthur K. Weise, Partner and Portfolio Manager, who joined Lord Abbett in and has been a member of the team since 2007. Messrs. O’Halloran, Hipple, and Weise are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.